Earnings Summary July 27, 2021 Second Quarter 2021 Exhibit 99.2

This presentation contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future net revenue, operating expenses, net income, diluted earnings per common share, non-GAAP operating expenses, non-GAAP net income, diluted non-GAAP earnings per common share, and other financial metrics; future repayments under the Company's credit facilities; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the COVID-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the COVID-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the Securities and Exchange Commission on February 5, 2021, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” "Non-GAAP Tax Rate," “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share” and "Free Cash Flow" that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2 Safe Harbor

+27%1$571M REVENUE +47%$139M OPERATING INCOME +30% $0.85 DILUTED NON-GAAP EPS 2 +320 bps24.3%3 OPERATING MARGIN 1. All growth data on this slide is year-on-year. 2. See appendix for GAAP to non-GAAP reconciliations. 3. As a % of net sales. 3 $0.65 DILUTED GAAP EPS +42% Second Quarter 2021 Financial Summary $152M ADJUSTED OPERATING INCOME 2 +37% 26.5%3 ADJUSTED OPERATING MARGIN 2 +180 bps

4 $ in millions, except per share data 2Q21 2Q21 Guidance 1Q21 2Q20 2Q21 over 2Q20 2Q21 over 1Q21 Net Revenue $571.4 $530 - $545 $512.8 $448.4 27.4% 11.4% Gross Margin 46.4% 45.8% 46.2% Operating Expenses $126.5 $122 - $124 $121.0 $112.7 12.3% 4.5% Operating Income $138.9 $114.0 $94.7 46.6% 21.9% Operating Margin 24.3% 22.2% 21.1% Tax Rate 15.2% 13.7% 17.4% Net Income $88.8 $77 - $84 $84.7 $68.0 30.5% 4.8% Diluted Earnings Per Common Share $0.65 $0.56 - $0.61 $0.62 $0.50 30.0% 4.8% Summary – Consolidated Statement of Operations (GAAP)

Summary – Consolidated Statement of Operations (Non-GAAP)[1]

$ in millions, except per share data	2Q21	2Q21 Guidance	1Q21	2Q20	2Q21 over 2Q20	2Q21 over 1Q21
Net Revenue	$571.4	$530 - $545	$512.8	$448.4	27.4%	11.4%
Adjusted Gross Margin – as a % of Net Sales[2]	46.4%		45.8%	46.0%		
Non-GAAP Operating Expenses[3]	$113.8	$108 - $110	$107.0	$95.4	19.2%	6.4%
Adjusted Operating Income	$151.6		$128.0	$110.8	36.8%	18.4%
Adjusted Operating Margin	26.5%		25.0%	24.7%		
Non-GAAP Tax Rate[4]	17.1%		14.8%	18.4%		
Non-GAAP Net Income[5]	$116.7	$106 - $113	$95.5	$81.6	43.1%	22.2%
Diluted Non-GAAP Earnings Per Common Share	$0.85	$0.77 - $0.82	$0.70	$0.60	41.7%	21.4%

1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.
2. Excludes charges for fair value write-up of acquired inventory sold.
3. Excludes amortization expense, deal and transaction costs, integration costs and severance and restructuring costs.
4. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.
5. Excludes the items noted in footnotes 2 and 3 and the tax effect of non-GAAP adjustments.

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Entegris

6 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Sales growth was primarily driven by specialty gases, advanced deposition materials and advanced coatings. –––––– The increase in segment profit margin (adjusted) was primarily related to higher sales volume and a benefit from the sale of some non-core intellectual property. $ in millions 2Q21 1Q21 2Q20 2Q21 over 2Q20 2Q21 over 1Q21 Net Revenue $180.4 $166.5 $146.2 23.4% 8.3% Segment Profit $44.9 $34.6 $32.9 36.5% 30.1% Segment Profit Margin 24.9% 20.7% 22.5% Adj. Segment Profit1 $45.0 $34.6 $31.8 41.3% 30.0% Adj. Segment Profit Margin1 24.9% 20.8% 21.8% Specialty Chemicals and Engineered Materials (SCEM) 2Q21 Highlights

7 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Microcontamination Control (MC) 2Q21 Highlights $ in millions 2Q21 1Q21 2Q20 2Q21 over 2Q20 2Q21 over 1Q21 Net Revenue $227.5 $207.1 $183.8 23.8% 9.9% Segment Profit $78.1 $70.6 $62.1 25.7% 10.7% Segment Profit Margin 34.3% 34.1% 33.8% Adj. Segment Profit1 $78.2 $70.6 $62.6 24.8% 10.7% Adj. Segment Profit Margin1 34.4% 34.1% 34.1% Good performance across all product lines year-to-date, with growth especially strong in liquid filtration and gas microcontamination.

8 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Advanced Materials Handling (AMH) 2Q21 Highlights $ in millions 2Q21 1Q21 2Q20 2Q21 over 2Q20 2Q21 over 1Q21 Net Revenue $172.5 $148.5 $126.4 36.4% 16.1% Segment Profit $42.1 $32.1 $22.8 84.5% 31.2% Segment Profit Margin 24.4% 21.6% 18.0% Adj. Segment Profit1 $42.1 $32.1 $23.6 78.3% 31.1% Adj. Segment Profit Margin1 24.4% 21.6% 18.7% Strong sales of wafer handling products, fluid handling products and Aramus high purity bags (for Covid vaccine). –––––– Segment profit margin (adjusted) increase was primarily driven by the higher sales volume.

9 $ in millions 2Q21 1Q21 2Q20 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $401.0 14.0% $548.5 18.7% $532.7 19.0% Accounts Receivable, net $309.9 10.8% $282.6 9.6% $275.6 9.8% Inventories $387.6 13.5% $358.8 12.2% $332.9 11.9% Net PP&E $563.3 19.6% $542.6 18.5% $475.2 16.9% Total Assets $2,872.7 $2,933.5 $2,804.0 Current Liabilities $260.5 9.1% $266.3 9.1% $238.0 8.5% Long-term Debt, Excluding Current Maturities $936.4 32.6% $1,086.2 37.0% $1,184.0 42.2% Total Liabilities $1,357.4 47.3% $1,505.2 51.3% $1,572.3 56.1% Total Shareholders’ Equity $1,515.3 52.7% $1,428.3 48.7% $1,231.8 43.9% AR – DSOs 49.5 50.3 56.1 Inventory Turns 3.3 3.3 3.0 Summary – Balance Sheet Items

10 $ in millions 2Q21 1Q21 2Q20 Beginning Cash Balance $548.5 $580.9 $335.1 Cash provided by operating activities $81.9 $53.1 $130.0 Capital expenditures ($41.8) ($43.3) ($24.3) Proceeds from revolving credit facilities and long-term debt 451.0 — $400.0 Payments on revolving credit facilities and long-term debt (601.0) — ($293.0) Acquisition of business, net of cash (2.3) — — Repurchase and retirement of common stock ($15.0) ($15.0) — Payments for dividends ($10.9) ($10.9) ($10.8) Other investing activities — $0.1 0.2 Other financing activities ($8.7) ($13.5) ($4.0) Effect of exchange rates ($0.8) ($2.9) ($0.5) Ending Cash Balance $401.0 $548.5 $532.7 Free Cash Flow1 $40.1 $9.8 $105.7 Adjusted EBITDA2 $174.2 $150.1 $131.5 Adjusted EBITDA – as a % of net sales2 30.5% 29.3% 29.3% Cash Flows 1. Equals cash from operations less capital expenditures. 2. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

11 GAAP $ in millions, except per share data 3Q21 Guidance 2Q21 Actual 1Q21 Actual Net Revenue $575 - $590 $571.4 $512.8 Operating Expenses $129 - $131 $126.5 $121.0 Net Income $104 - $111 $88.8 $84.7 Diluted Earnings per Common Share $0.76 - $0.81 $0.65 $0.62 Non-GAAP $ in millions, except per share data 3Q21 Guidance 2Q21 Actual 1Q21 Actual Net Revenue $575 - $590 $571.4 $512.8 Non-GAAP Operating Expenses1 $116 - $118 $113.8 $107.0 Non-GAAP Net Income1 $114 - $121 $116.7 $95.5 Diluted non-GAAP Earnings per Common Share1 $0.84 - $0.89 $0.85 $0.70 Outlook 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 12

Appendix 13

14 Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended Six months ended $ in thousands July 3, 2021 June 27, 2020 April 3, 2021 July 3, 2021 June 27, 2020 Net sales $571,352 $448,405 $512,844 $1,084,196 $860,732 Gross profit-GAAP $265,384 $207,372 $234,986 $500,370 $392,850 Adjustments to gross profit: Integration costs — (1,557) — — (1,557) Severance and restructuring costs — 465 — — 465 Charge for fair value mark-up of acquired inventory sold — — — — 361 Adjusted gross profit $265,384 $206,280 $234,986 $500,370 $392,119 Gross margin – as a % of net sales 46.4% 46.2% 45.8% 46.2% 45.6% Adjusted gross margin – as a % of net sales 46.4% 46.0% 45.8% 46.2% 45.6%

15 Reconciliation of GAAP Operating Expenses and Tax Rate to Non-GAAP Operating Expenses and Tax Rate Three months ended $ in millions July 3, 2021 June 27, 2020 April 3, 2021 GAAP operating expenses $126.5 $112.7 $121.0 Adjustments to operating expenses: Deal and transaction costs — 0.5 — Integration costs 0.6 2.0 2.0 Severance and restructuring costs 0.2 1.6 0.1 Amortization of intangible assets 11.9 13.2 11.9 Non-GAAP operating expenses $113.8 $95.4 $107.0 GAAP tax rate 15.2% 17.4% 13.7% Other 1.9% 1.0% 1.1% Non-GAAP tax rate 17.1% 18.4% 14.8%

Reconciliation of GAAP Segment Profit to Adjusted Operating Income and Adjusted Segment Profit

$ in thousands		Three Months Ended		Six months ended	
Segment profit-GAAP	July 3, 2021	June 27, 2020	April 3, 2021	July 3, 2021	June 27, 2020
Specialty Chemicals and Engineered Materials (SCEM)	$44,945	$32,938	$34,556	$79,501	$65,608
Microcontamination Control (MC)	78,132	62,137	70,566	148,698	112,304
Advanced Materials Handling (AMH)	42,093	22,809	32,095	74,188	43,441
Total segment profit	165,170	117,884	137,217	302,387	221,353
Amortization of intangible assets	11,902	13,216	11,871	23,773	29,427
Unallocated expenses	14,379	9,956	11,368	25,747	16,470
Total operating income	$138,889	$94,712	$113,978	$252,867	$175,456

$ in thousands		Three months ended		Six months ended	
Adjusted segment profit	July 3, 2021	June 27, 2020	April 3, 2021	July 3, 2021	June 27, 2020
SCEM segment profit	$44,945	$32,938	$34,556	$79,501	$65,608
Integration costs	—	(1,557)	—	—	(1,557)
Severance and restructuring costs	51	455	47	98	629
Charge for fair value write-up of acquired inventory sold	—	—	—	—	235
SCEM adjusted segment profit	$44,996	$31,836	$34,603	$79,599	$64,915
MC segment profit	$78,132	$62,137	$70,566	$148,698	$112,304
Severance and restructuring costs	55	494	51	106	684
Charge for fair value write-up of acquired inventory sold	—	—	—	—	126
MC adjusted segment profit	$78,187	$62,631	$70,617	$148,804	$113,114
AMH segment profit	$42,093	$22,809	$32,095	$74,188	$43,441
Severance and restructuring costs	38	814	37	75	949
AMH adjusted segment profit	$42,131	$23,623	$32,132	$74,263	$44,390
Unallocated general and administrative expenses	$14,379	$9,956	$11,368	$25,747	$16,470
Unallocated deal and integration costs	(632)	(2,415)	(2,044)	(2,676)	(3,894)
Unallocated severance and restructuring costs	(36)	(286)	(8)	(44)	(630)
Adjusted unallocated general and administrative expenses	$13,711	$7,255	$9,316	$23,027	$11,946
Total adjusted segment profit	$165,314	$118,090	$137,352	$302,666	$222,419
Adjusted amortization of intangible assets	—	—	—	—	—
Adjusted unallocated general and administrative expenses	13,711	7,255	9,316	23,027	11,946
Total adjusted operating income	$151,603	$110,835	$128,036	$279,639	$210,473

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17 $ in thousands Three Months Ended Six months ended July 3, 2021 June 27, 2020 April 3, 2021 July 3, 2021 June 27, 2020 Net sales $571,352 $448,405 $512,844 $1,084,196 $860,732 Net income $88,770 $68,036 $84,676 $173,446 $129,042 Net income – as a % of net sales 15.5% 15.2% 16.5% 16.0% 15.0% Adjustments to net income: Income tax expense 15,916 14,361 13,391 29,307 22,983 Interest expense, net 10,643 12,792 11,581 22,224 23,030 Other expense (income), net 23,560 (477) 4,330 27,890 401 GAAP - Operating income 138,889 94,712 113,978 252,867 175,456 Operating margin - as a % of net sales 24.3% 21.1% 22.2% 23.3% 20.4% Charge for fair value write-up of acquired inventory sold — — — — 361 Deal and transaction costs — 503 — — 1,934 Integration costs 632 355 2,044 2,676 403 Severance and restructuring costs 180 2,049 143 323 2,892 Amortization of intangible assets 11,902 13,216 11,871 23,773 29,427 Adjusted operating income 151,603 110,835 128,036 279,639 210,473 Adjusted operating margin - as a % of net sales 26.5% 24.7% 25.0% 25.8% 24.5% Depreciation 22,574 20,639 22,095 44,669 41,287 Adjusted EBITDA $174,177 $131,474 $150,131 $324,308 $251,760 Adjusted EBITDA – as a % of net sales 30.5% 29.3% 29.3% 29.9% 29.2% Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

18 $ in thousands, except per share data Three months ended Six months ended July 3, 2021 June 27, 2020 April 3, 2021 July 3, 2021 June 27, 2020 GAAP net income $88,770 $68,036 $84,676 $173,446 $129,042 Adjustments to net income: Charge for fair value write-up of inventory acquired — — — — 361 Deal and transaction costs — 503 — — 1,934 Integration costs 632 355 2,044 2,676 403 Severance and restructuring costs 180 2,049 143 323 2,892 Loss on extinguishment of debt and modification 23,338 1,470 — 23,338 1,470 Amortization of intangible assets 11,902 13,216 11,871 23,773 29,427 Tax effect of adjustments to net income and discrete items1 (8,111) (4,048) (3,221) (11,332) (8,377) Non-GAAP net income $116,711 $81,581 $95,513 $212,224 $157,152 Diluted earnings per common share $0.65 $0.50 $0.62 $1.27 $0.95 Effect of adjustments to net income $0.20 $0.10 $0.08 $0.28 $0.21 Diluted non-GAAP earnings per common share $0.85 $0.60 $0.70 $1.55 $1.15 Weighted average diluted shares outstanding 136,533 136,007 136,502 136,518 136,188 Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share 1. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

19 $ in millions Third-Quarter Outlook Reconciliation GAAP net income to non-GAAP net income GAAP net income $104 - $111 Adjustments to net income: Restructuring costs 2 Amortization of intangible assets 11 Income tax effect (3) Non-GAAP net income $114 - $121 Third-Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share Diluted earnings per common share $0.76 - $0.81 Adjustments to diluted earnings per common share: Restructuring costs 0.01 Amortization of intangible assets 0.09 Income tax effect (0.02) Diluted non-GAAP earnings per common share $0.84 - $0.89 $ in millions Third-Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses GAAP operating expenses $129 - $131 Adjustments to net income: Restructuring costs 2 Amortization of intangible assets 11 Non-GAAP operating expenses $116 - $118 Reconciliation of GAAP Outlook to Non-GAAP Outlook

20 $ in thousands Q219 Q319 Q419 Q120 Q220 Q320 Q420 Q121 Q221 Sales SCEM $127,552 $127,750 $146,747 $144,214 $146,213 $150,480 $168,625 $166,541 $180,366 MC 150,185 155,979 169,794 159,261 183,758 193,541 205,626 207,099 227,521 AMH 107,515 117,256 117,455 116,137 126,434 144,370 151,741 148,541 172,502 Inter-segment elimination (6,378) (6,838) (6,998) (7,285) (8,000) (7,404) (8,398) (9,337) (9,037) Total Sales $378,874 $394,147 $426,998 $412,327 $448,405 $480,987 $517,594 $512,844 $571,352 Segment Profit SCEM $24,000 $17,074 $32,822 $32,670 $32,938 $32,600 $29,761 $34,556 $44,945 MC 43,126 46,792 57,157 50,167 62,137 64,915 71,691 70,566 78,132 AMH 15,043 17,077 20,686 20,632 22,809 33,266 34,321 32,095 42,093 Total Segment Profit $82,169 $80,943 $110,665 $103,469 $117,884 $130,781 $135,773 $137,217 $165,170 Segment Profit Margin SCEM 18.8% 13.4% 22.4% 22.7% 22.5% 21.7% 17.6% 20.7% 24.9% MC 28.7% 30.0% 33.7% 31.5% 33.8% 33.5% 34.9% 34.1% 34.3% AMH 14.0% 14.6% 17.6% 17.8% 18.0% 23.0% 22.6% 21.6% 24.4% GAAP Segment Trend Data

Non-GAAP Segment Trend Data

$ in thousands	Q219	Q319	Q419	Q120	Q220	Q320	Q420	Q121	Q221
Sales									
SCEM	$127,552	$127,750	$146,747	$144,214	$146,213	$150,480	$168,625	$166,541	$180,366
MC	150,185	155,979	169,794	159,261	183,758	193,451	205,626	207,099	227,521
AMH	107,515	117,256	117,455	116,137	126,434	144,370	151,741	148,541	172,502
Inter-segment elimination	(6,378)	(6,838)	(6,998)	(7,285)	(8,000)	(7,404)	(8,398)	(9,337)	(9,037)
Total Sales	$378,874	$394,147	$426,998	$412,327	$448,405	$480,897	$517,594	$512,844	$571,352
Adjusted Segment Profit									
SCEM segment profit	$24,000	$17,074	$32,822	$32,670	$32,938	$32,600	$29,761	$34,556	$44,945
Integration costs	—	—	—	—	(1,557)	—	—	—	—
Severance and restructuring costs	—	2,143	184	174	455	277	155	47	51
Charge for fair value write-up of acquired inventory sold	695	4,483	(476)	235	—	—	—	—	—
SCEM adjusted segment profit	$24,695	$23,700	$32,530	$33,079	$31,836	$32,877	$29,916	$34,603	$44,996
MC segment profit	$43,126	$46,792	$57,157	$50,167	$62,137	$64,915	$71,691	$70,566	$78,132
Severance and restructuring costs	—	2,977	195	190	494	301	167	51	55
Charge for fair value write-up of acquired inventory sold	—	—	687	126	—	—	—	—	—
MC adjusted segment profit	$43,126	$49,769	$58,039	$50,483	$62,631	$65,216	$71,858	$70,617	$78,187
AMH segment profit	$15,043	$17,077	$20,686	$20,632	$22,809	$33,266	$34,321	$32,095	$42,093
Severance and restructuring costs	—	3,135	(379)	135	814	213	121	37	38
Charge for fair value write-up of acquired inventory sold	—	—	—	—	—	229	—	—	—
AMH adjusted segment profit	$15,043	$20,212	$20,307	$20,767	$23,623	$33,708	$34,442	$32,132	$42,131
Adjusted Segment Profit Margin									
SCEM	19.4%	18.6%	22.2%	22.9%	21.8%	21.8%	17.7%	20.8%	24.9%
MC	28.7%	31.9%	34.2%	31.7%	34.1%	33.7%	34.9%	34.1%	34.4%
AMH	14.0%	17.2%	17.3%	17.9%	18.7%	23.3%	22.7%	21.6%	24.4%

Entegris

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